Principal Exchange-Traded Funds
Supplement dated March 25, 2022
to the Statement of Additional Information dated November 1, 2021
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PORTFOLIO MANAGER DISCLOSURE
In the Advisor: Principal Global Investors, LLC Other Accounts Managed table, delete all references to Randy R. Woodbury and add the following alphabetically to the list of portfolio managers:

	Other Accounts Managed
Portfolio Manager and ETFs	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Darryl Trunnel (1): Principal Investment Grade Corporate Active ETF
Registered investment companies	9	$4.3 billion	0	$0
Other pooled investment vehicles	10	$11.2 billion	0	$0
Other accounts	14	$958.5 million	0	$0

(1) Information as of February 28, 2022

In the Ownership of Securities table, delete all references to Randy R. Woodbury and add the following alphabetically to the list of portfolio managers:

Ownership of Securities

Portfolio Manager	Trust Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Darryl Trunnel (1)	Principal Investment Grade Corporate Active ETF	None

(1) Information as of February 28, 2022